UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

JPMORGAN CHASE & CO.

(Name of Registrant as Specified In Its Charter)

MASSACHUSETTS COALITION TO SAVE DARFUR, INC.

(DOING BUSINESS AS:  INVESTORS AGAINST GENOCIDE)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Massachusetts Coalition to Save Darfur, Inc. (d/b/a Investors Against Genocide) distributed an electronic letter (the “Letter”) beginning on April 8, 2013, to encourage shareholders of the above-listed Registrant (“JPMorgan Chase”) to vote in favor of a shareholder proposal titled “genocide-free investing” (the “Proposal”) that JPMorgan Chase has indicated will be included as Proposal No. 8 in the definitive proxy statement to be filed by JPMorgan Chase with the Securities and Exchange Commission in April 2013. The text and layout of the Letter are filed as Annex 1 hereto.

Additionally, Massachusetts Coalition to Save Darfur, Inc. is filing: 1) the text and layout of Webpages updated on April 5, 2013, that encourage JPMorgan Chase shareholders to vote in favor of the Proposal, filed here as Annex 2 (http://www.investorsagainstgenocide.org/, http://www.investorsagainstgenocide.org/campaigns/jpmorgan-chase/, http://www.investorsagainstgenocide.org/2013/01/jpmorgan-chase-proxy-voting/); 2) the text and layout of the webpage (www.change.org/petitions/stop-investing-in-companies-tied-to-genocide) of an electronic petition (the “Petition”) that encourages the public to vote in favor of the Proposal, first available on March 15, 2012, filed here as Annex 3; and 3) the text and layout of a document (the “Document”) dated January 29, 2013, to encourage shareholders of JPMorgan Chase to vote in favor of the Proposal, filed here as Annex 4. The Document is available for download from a webpage at InvestorsAgainstGenocide.org (the “Website”) and occasionally distributed in paper and electronic forms beginning on January 29, 2013.

Annexes:

Annex 1: Text and layout of the Letter of April 8, 2013.

Annex 2: Text and layout of the Webpages as of April 5, 2013.

Annex 3: Text and layout of the Petition as of April 8, 2013.

Annex 4: Text and layout of the Document dated January 29, 2013.

Like Tweet Share

Investors Against Genocide

Draw the line at genocide.
investorsagainstgenocide.org

JPMorgan Chase and Fidelity are investing in companies tied to genocide. Will you help convince them to change?



Dear Supporters,

2013 is shaping up to be a big year for genocide-free investing. Currently, shareholders of six Fidelity funds and of JPMorgan Chase have an opportunity to vote in support of the genocide-free investing (GFI) shareholder proposal. These votes must be cast before the shareholder meetings scheduled for May 14 and May 21 respectively.

In March, we had votes at two Franklin Templeton funds and at Franklin Resources, the corporate parent for Franklin Templeton funds. Every voting opportunity helps create public pressure on financial institutions to change and encourages financial institutions to avoid investments tied to genocide.

The case for GFI: Why financial institutions should avoid investments to genocide.

JPMorgan Chase and Fidelity recommend that shareholders vote against the GFI proposal, seeking to maintain their flexibility to invest in even the worst companies tied to the genocide in Sudan. Their active opposition dramatically skews the voting results, particularly with institutional shareholders and insider investors who dominate the voting and typically vote according to management's recommendations. The firms have a variety of weakly supported claims and rationalizations in their statements of opposition. However, none have offered convincing reasons why they continue to own large positions in PetroChina. PetroChina is widely recognized as the largest business partner of the government of Sudan which is currently bombing, starving, and displacing massive numbers of its own civilians.

Will you take action to convince JPMorgan Chase and Fidelity to avoid investments tied to genocide?

Send a Message Public opinion and pressure is one of the most important factors in effecting long-term change. Sign the petition telling JPMorgan Chase, Fidelity, Franklin Resources and other financial firms to adopt a genocide-free investing policy to avoid investments like PetroChina. Vote Your Proxy If you own shares of JPMorgan Chase or any of these six Fidelity funds (Biotechnology Portfolio, Chemicals Portfolio, Computers Portfolio, Health Care Portfolio, Real Estate Investment Portfolio, and Telecom and Utilities Fund,) please vote your proxy in support of genocide-free investing. While the deck is stacked against average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Contact us with any questions on the voting process. Spread the News Public opinion is a critical factor in convincing financial institutions to avoid investments tied to genocide. Help us spread the word on Facebook and Twitter. Click the facebook and twitter icons on the JPMorgan and Fidelity pages to share the news about the upcoming proxy votes. Take action now to end investments in genocide. Thank you for your support. Together we can draw the line at investing in genocide. Eric, Susan, Bill, Mary and Shana The Investors Against Genocide Team www.investorsagainstgenocide.org Investors Against Genocide is a project of the Massachusetts Coalition to Save Darfur Inc., a 501(c)(3) charitable organization.

Click to view this email in a browser You may be receiving this email because you were a supporter of the Sudan Now campaign. To unsubscribe, please reply to this message with "Unsubscribe" in the subject line. Unsubscribe Investors Against Genocide 22 Spring Street Lexington, MA 02421 US Read the VerticalResponse marketing policy.

Investors Against Genocide

Take Action | About | Campaigns | Successes | News | Contact


Are your investments tied to genocide?

I am an
Individual

Financial Firm | Pension Fund | Government Official

Few of us want our personal savings connected to genocide. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others invest their customers' money in companies that help fund the ongoing genocide in Sudan.

While ethical investing may mean different things to different people, don't you agree that financial firms should draw the line at helping to support genocide?

Help us change the status quo on Wall Street. Together we can end investments in genocide.


2010-0511 update: Fox TV25 on Fidelity mutual f...
FOX
25

500,000
under attack now in Sudan

Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government's ongoing military assaults.

2,500,000
killed by Khartoum regime

Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.

$9 billion
is invested in oil companies that help fund genocide

American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.

88%
of Americans want to be genocide-free

Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.

Want to help?

1 Send a message

Public opinion and pressure is one of the most important factors in effecting long-

2 Vote Your Proxy

If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your

3 Spread the News

Public opinion is a critical factor in convincing financial institutions to avoid term change. Tell JPMorgan Chase, Fidelity, Franklin Resources and other financial firms to adopt a genocide-free investing policy. Sign the petition proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote investments tied to genocide. Help us spread the word on Facebook and Twitter. Click the facebook and twitter icons on the JPMorgan and Fidelity pages to share the news about the upcoming proxy votes Take Action Now Investors Against Genocide is... a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Does your firm invest in companies with ties to genocide? Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others continue to invest their customers’ money in companies that help fund the ongoing genocide in Sudan. However, some mainstream financial firms are helping change the status quo on Wall Street. T. Rowe Price, American Funds and TIAA-CREF have all taken steps to align themselves with the values of their customers by avoiding investments with ties to genocide. While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Divest 2 Announce a GFI Policy 3 Vote Your Proxy

Since the government-sponsored genocide in Sudan continues, we advocate for investment firms to avoid or divest holdings of the four foreign oil companies that are the largest business partners with the government of Sudan. These four companies are PetroChina/CNPC, China Petroleum & Chemical Corporation/Sinopec, ONGC and Petronas. Develop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide, now and in the future. The policy should be in line with the genocide-free investing shareholder proposal which states, “Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.” If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote Take Action Now Investors Against Genocide is... a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Investors | Against Genocide

Take Action About Campaigns Successes News Contact


Should institutional investors support investments tied to genocide?

Individual | Financial Firm | I manage a **Pension Fund** | Government Official

Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others invest their customers' money in companies that help fund the ongoing genocide in Sudan.


2010-0511 update: Fox TV25 on Fidelity mutual f...
FOX
25

A growing number of institutional investors, from asset managers to pension funds, are changing the status quo on Wall Street by aligning themselves with the values of their participants.

The Unitarian Universalist Association, AFSCME Employees Pension Plan, and many states, including California, Texas, and New York have taken steps to avoid supporting investments with ties to genocide such as divesting, changing service providers, and voting their proxies in support of genocide-free investing.

Will your institution be among those who help change the status quo? Will you draw the line at genocide?

2,500,000

killed by Khartoum regime

Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.

$9 billion

is invested in oil companies that help fund genocide

American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.

30 states

have divested from Sudan

Thirty states plus the District of Columbia and 61 colleges and universities have divested from companies helping to fund the genocide in Sudan. Barack Obama and John McCain also divested during the 2008 presidential campaign.

88%

of Americans want to be genocide-free

Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.

Want to help?

1

2

3

Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … 2 Move Your Money Contact your pension plan administrator to request genocide-free investment options. Ask the plan administrator to avoid offering Sudan-related stocks and mutual funds and to offer genocide-free options. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing. 3 Support Legislation Support efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. Read more … Take Action Now Should Americans be able to make informed choices regarding investments with ties to genocide? Although U.S. sanctions prevent U.S. companies from operating in Sudan’s oil industry, American financial institutions have been major investors in foreign oil companies that help the repressive government of Sudan fund its campaign of genocide and crimes against humanity against its own people. Research shows that the vast majority of Americans want their investments to be genocide-free. Individual investors deserve disclosure and transparency from their financial firms to clearly provide material facts that they need to make informed choices. Support legislation to empower investors to be able to uphold their values and choose to avoid connections to genocide and crimes against humanity. 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Support Legislation Support efforts to create and pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. Read more … 2 Contact Us Contact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing. 3 Spread the News Most Americans and many government officials are unaware that U.S. financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street. Take Action Now Investors Against Genocide is... a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Take Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Donate Campaigns Franklin Templeton JPMorgan Chase Fidelity Vanguard Successes TIAA-CREF American Funds T. Rowe Price Proxy win News Contact JPMorgan Chase Many financial institutions invest in a handful of foreign oil companies, such as PetroChina, which help to fund the government of Sudan’s deadly campaign of violence against millions of its citizens. With a billion-dollar stake, JPMorgan is one of PetroChina’s largest investors. JPMorgan’s current policies are not addressing their investments tied to genocide. Despite having adopted a variety of policies addressing social concerns and being a signatory to the UN Principles for Responsible Investment, JPMorgan actually increased its holdings in PetroChina, in 2011. Shareholders are now voting on our shareholder proposal on genocide-free investing for the annual meeting on May 21, 2013. Read more about the vote here. Has a genocide-free investing policy Divested from PetroChina Voted for GFI shareholder proposal Support this Campaign 1 Send a Message Public opinion and pressure is one of the most important factors in effecting long-term change. Tell JPMorgan Chase, Fidelity, Franklin Resources and other financial firms to adopt a genocide-free investing policy. Sign the petition … 2 Vote Your Proxy If you own shares of JPMorgan Chase, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote … 3 Spread the News Public opinion is a critical factor in convincing financial institutions to avoid investments tied to genocide. Help us spread the word on Facebook and Twitter. Click the facebook and twitter icons on the JPMorgan page to share the news about the upcoming proxy votes … In the News Gains for Proposal to Avoid Investments Tied to Genocide, Despite JPM Opposition Investors Against Genocide May 15th, 2012 JPMorgan faces backlash over ties to Sudan CNN Money May 11th, 2012 Support grows for Investors Against Genocide proposal at J.P. Morgan Responsible Investor May 8th, 2012 Genocide-Free Investing Proposal Wins Support at JPMorgan Social Funds May 18th, 2011 Draw the line at genocide

About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Investors / Against Genocide

Take Action About Campaigns Successes News Contact

JPMorgan Chase proxy voting

January 30th, 2013

Share Tweet 7

Proxy voting in 2013

- Shareholder meeting and voting on genocide-free investing scheduled for May 21, 2013.
- Read the whitepaper on Genocide-free Investing: 2013 Proxy Votes at JPMorgan Chase and Franklin Resources.
- Public opinion and pressure is one of the most important factors in effecting long-term change. Tell JPMorgan Chase and other financial firms to adopt a genocide-free investing policy. Sign the petition …

Proxy voting in 2012

Genocide-free investing received 9.14% of the voting on the proxy ballot for JPMorgan Chase at the annual meeting on May 15, 2012

- 9.14% is a significant increase over the 7.69% result in 2011, representing many more institutional investors voting in favor of genocide-free investing. (JPMorgan reported 9.2% as the preliminary result.)
- Read the press release from Investors Against Genocide.
- Read William Rosenfeld's JPMorgan 2012 Shareholder Meeting Presentation at the JPMorgan Chase annual meeting.
- Download 2012 Proxy Vote on Genocide-free Investing at JPMorgan Chase for a detailed analysis of the proposal.
- Contact us for a private discussion of the merits of the proposal.
- JPMorgan faces backlash over ties to Sudan, CNN Money, May 11, 2012
- Genocide-free Investment Proposal Gains Traction, Despite Opposition from JPMorgan, Enough Project, May 17, 2012

The proposal states:

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights, and to assist customers in avoiding the inadvertent inclusion of investments in such companies in their portfolios. These procedures may include time-limited engagement if management believes it can change the behavior of problem companies.

Ad in Pensions & Investments – April 2, 2012

- IAG ran an ad in Pensions & Investments in advance of the voting on genocide-free investing on the proxy ballot at JPMorgan Chase's annual meeting.
- Click on the image on the right to see the full-page ad in Pensions & Investments from April 2, 2012.
- IAG is very grateful for the support and generosity of the donor who made this ad possible.


Should institutional investors
support investments tied to genocide?

Should institutional investors support investments tied to genocide? Research shows that the vast majority of Americans want to avoid investments tied to genocide. Even so, many financial institutions invest in a handful of companies, such as PetroChina, that help to fund the government of Sudan's deadly campaign of violence against millions of its citizens. With a billion-dollar stake as of September 2011, JPMorgan Chase is one of PetroChina's largest investors. This proxy season, JPMorgan Chase shareholders can vote to tell the company to avoid investments tied to genocide. Last year, institutions voting for the genocide-free investing shareholder proposal included T. Rowe Price, AFSCME Employees Pension Plan, Christian Brothers and many others. How will you vote? Will you draw the line at genocide? Vote your proxy. **Tell JPMorgan Chase to avoid investments tied to genocide.**

Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Petitioning BlackRock 2 This petition will be delivered to: Board of Directors BlackRock Customer Service iShares Fidelity Spokesperson Vincent Loporchio Customer service Fidelity Investor Relations Franklin Templeton Franklin Templeton Corporate Media Contact Holly Gibson Chase media contact Kristin Lemkau JPMorgan media contact Darin Oduyoye JPMorgan Office of Corporate Responsibility Peter Scher Secretary, ING Investments Huey Falgout Stop Investing in Companies Tied to Genocide Petition by Investors Against Genocide

Many financial institutions invest in a handful of foreign oil companies, such as PetroChina and Sinopec, that help fund the government of Sudan's deadly campaign of violence against millions of its citizens. BlackRock, Fidelity, Franklin Templeton, JPMorgan Chase and Vanguard are large investors in both PetroChina and Sinopec.

Help us send a strong message to draw the line at genocide. You don't have to be an investor to object. Financial companies want your business now or in the future, so your voice will matter.

Sign the petition and send a message to these financial institutions: "I object to financial institutions investing in companies that help to fund genocide."

To:
BlackRock, Board of Directors
iShares, Customer Service
Vincent Loporchio, Fidelity Spokesperson
Fidelity, Customer service
Franklin Templeton, Investor Relations
Holly Gibson, Franklin Templeton Corporate Media Contact
Kristin Lemkau, Chase media contact
Darin Oduyoye, JPMorgan media contact
Peter Scher, JPMorgan Office of Corporate Responsibility
Huey Falgout, Secretary, ING Investments

I ask that you adopt a genocide-free investing policy to avoid investments like PetroChina and Sinopec.

Research has shown that 88% of Americans do not want any financial ties to companies, such as PetroChina and Sinopec, that help to support genocide. Count me as part of the overwhelming public support for genocide-free investing.

Please be aware that your action in this matter will influence my opinion of your firm and my decisions regarding doing business with you.

Sincerely,
[Your name]

Less ^

Sign this petition

with 3,878 supporters

1,122 NEEDED

First Name

Last Name

Email

Street Address

City

State | Outside U.S.?

Zip Code

Why is this important to you? (Optional)

Sign >

☑ Display my signature on Change.org

☑ Keep me updated on this campaign and others from Investors Against Genocide

By signing, you accept Change.org's terms of service and privacy policy.

Recent signatures

Lauren Haney	CARY, NC	4m
Sharalynn Rocha	DENVER, CO	6m
meira goodfriend	LOS ANGELES, CA	7m
Paticia Reid	VASHON, WA	11m

Supporters

Reasons for signing — Most Popular · Latest

Patricia L Vander Kamp VICTORVILLE, CA — 10 months ago · Liked 1

I will also remove my funds from Black Rock and my account from Chase. I will also warn my friends of these dangerous practices. We must take our rage and inform others.

Pamela Clark ABQ, NM — 10 months ago · Liked 1

Genocide in unforgivable for obvious reasons, so why are you helping to support it?

Griff Stone SAN DIEGO, CA — about 1 year ago · Liked 1

After learning of the Janjaweed's intimidation methods, which includes picking up babies and then bludgeoning them against trees, I am going to move my personal checking account from Chase, and my son's 529 Plan from Merril Lynch (who use Black Rock). Are you listening Jamie and Brian (First names of the CEOs for JP Morgan Chase and Bank of America, respectfully)?

News

Reached 3,000 signatures

Sign this petition

with 3,878 supporters

1,122 NEEDED

First Name

Last Name

Email

Street Address

City

State — Outside U.S.?

Zip Code

Why is this important to you? (Optional)

Sign ›

☑ Display my signature on Change.org

☑ Keep me updated on this campaign and others from Investors Against Genocide

By signing, you accept Change.org's terms of service and privacy policy.

>_ Request API access

Change.org Empowering people everywhere to create the change they want to see. · About · Staff · Jobs B Corp We're proud to be a certified B Corp, using the power of business for social good. k Start a petition · Victories · Tips & Guides n Change.org for Organizations _ Contact us · Help · Press · Legal · Advertise In the press The New York Times CNN Bloomberg Businessweek © 2013, Change.org Inc. All Rights Reserved. · Privacy Policy · Terms of Service · Ad Guidelines · Developers

Genocide-free Investing 2013 Proxy Votes at JPMorgan Chase and Franklin Resources

Executive summary For 2013, Investors Against Genocide is coordinating shareholder proposals for consideration by shareholders at JPMorgan Chase and Franklin Resources. The "genocide-free investing" shareholder proposals state: Shareholders request that the Board institute transparent procedures to avoid holding or recommending investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed. In the rare case that the company’s duties as an advisor require holding these investments, the procedures should provide for prominent disclosure to help shareholders avoid unintentionally holding such investments. The full text of the proposals is included in this document on pages 9 and 10. In 2012, genocide-free investing was on the ballot at JPMorgan Chase and was supported by T. Rowe Price,1 CalPERS,2 CalSTRS,3 Connecticut State Pension,4 Florida State Board of Administration,5 NYCERS,6 New York State Common Retirement Fund,7 Ohio State Teachers Retirement System,8 AFSCME,9 and many other financial institutions. We request a vote FOR the proposal because: • The proposal is in line with the vast majority of Americans who want to avoid investments with ties to genocide. Eighty-eight percent of Americans surveyed want their investments to be genocide-free. Similarly, shareholders approved the genocide-free investing proposal at the ING Emerging Countries Fund by a wide margin with 59.8 % of votes in favor of the proposal and only 10.7% opposed.10 Also, a new study by the Forum for Sustainable and Responsible Investment found that Sudan, where genocide is ongoing, is the top ESG consideration for institutional investors.11 • Current policies inadequately support genocide-free investing. The companies exercise investment discretion over their own assets and, through investment management contracts, over those of the funds they manage. Yet, for example, despite having adopted a variety of policies addressing social concerns, Franklin Resources recently owned 7% of PetroChina12 and JPMorgan owned 7%.13 PetroChina is widely recognized as substantially contributing to genocide in Sudan. These investments, while legal, work against the spirit of U.S. sanctions. • The proposed genocide-free investing policy is needed to align the companies’ investments with shareholder values so that investors can be confident that they are not inadvertently tied to genocide and crimes against humanity. • No sound reasons prevent having a genocide-free investing policy. The proposal is narrowly crafted and only targets investments in the few companies supporting extreme cases of human rights abuses. The proposal sets a very high bar for when management action would be required, focusing only on companies that “substantially contribute to genocide or crimes against humanity.” • The proposal would not be overly difficult to implement, would allow flexibility for the companies’ range of businesses, and would not prevent them from assisting clients that choose to invest in companies that contribute to genocide. Other large financial institutions have implemented genocide-free investment policies thereby demonstrating that the proposal is feasible. Many financial institutions are already supporting the genocide-free shareholder proposal Why shareholders should vote for the genocide-free investing shareholder proposal in 2013 January 29, 2013 Page 1

• The proposal is consistent with the stated values of the JPMorgan and Franklin Resources and with the statements of their respective CEOs. These points are explained in detail below. Please contact us at 617-517-6310 or 2013Proxies@InvestorsAgainstGenocide.org to discuss. Genocide-free investing is popular among investors, is good business, and would enhance the companies’ image Beginning in 2008, shareholder proposals for genocide-free investing have appeared on the proxy ballots of large mutual funds, including Fidelity,14,15,16,17,18,19 Vanguard,20 Putnam,21 and American Funds.22 As a result, many millions of shareholders have been informed about the issue and large numbers have voted in favor of genocide-free investing. In one vote at Fidelity, 31%23 of shareholders supported the measure despite active opposition from management. In the 2012 vote at JPMorgan, the genocide-free investing shareholder proposal received 9.14% shareholder support (compared with 7.69% in 2011).24 Given that institutional investors hold 74% of the shares of JPMorgan25 and that many institutional barriers operate against shareholder action, this result demonstrates a strong and significant level of support. In 2012, shareholders at the ING Emerging Countries Fund approved our genocide-free investing proposal by a wide margin. The proposal passed 59.8% to 10.7% with 29.5% abstaining.26 ING management did not oppose the ballot measure, allowing a decisive vote by investors. This win at ING matches market research affirming that the vast majority of Americans want to avoid investments tied to genocide. Market research done by KRC Research in 200727 and 201028 highlights strong public concern for the issue: • 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.29 • 88% would like their mutual funds to be genocide-free.30 • 95% of those earning $50,000 or more would like their mutual funds to be genocide-free.31 • 82% say they would advise friends, family and co-workers against buying products or services, or investing in American companies that invest in a foreign company that directly or indirectly provides revenue to a government that perpetrates genocide.32 A new study by the Forum for Sustainable and Responsible Investment on responsible investing has confirmed that genocide-free investing is an increasingly important issue of shareholder concern. The report33 found that Sudan, where genocide is ongoing, is the top ESG consideration for institutional investors. According to the report, Sudan-related investment policies are the most prevalent ESG criteria incorporated into investment management, affecting more than $1.63 trillion in institutional assets, a 21 percent increase over 2010. Other leading indicators of broad-based support for genocide-free investing include: • Beginning in 2005, 30 states34 have divested from companies supporting Sudan, as have over 60 colleges and universities.35 The proposal is in line with the vast majority of Americans who want to avoid investments with ties to genocide January 29, 2013 Page 2

• In December 2007, Congress unanimously passed the Sudan Accountability and Divestment Act.36 • During the 2008 presidential election, candidates from both parties37 divested from mutual funds holding stock in one or more of the oil companies supporting the Government of Sudan, including President Obama38 and Senator McCain;39 and • In November 2010, the House Financial Services Subcommittee on International Monetary Policy and Trade held a hearing40 on “Investments Tied to Genocide: Sudan Divestment and Beyond.” Shareholder votes and Sudan divestment measures have raised the profile of the problem of investments tied to genocide. In addition to the financial institutions that have taken steps to avoid investing in genocide, private pensions have also taken significant steps. For example, in May 2010, the Unitarian Universalist Association (UUA) announced41 it was moving its $178 million pension account from Fidelity to TIAA-CREF because of “Fidelity’s persistent refusal to consider human rights in their investment choices.” Further, the national and financial media have written extensively42 on the topic, thereby helping to build awareness of the problem. Financial institutions have suffered extremely unfavorable publicity in the wake of the recent financial crisis. They can build positive public opinion by demonstrably taking affirmative action on the genocide-free investing proposal. Current policies are not addressing investments tied to genocide The companies claim that their existing policies and procedures appropriately address the concern raised by the shareholder proposal. However, their investments show that existing policies do not adequately respond to the problem of investments in companies that help to fund genocide. Genocide is an ongoing problem that must be addressed. For example, the government of Sudan has waged genocide against its own people for decades, not only in the western region of Darfur, but in other regions as well. Sudan’s President Omar al-Bashir and other government leaders have been indicted by the International Criminal Court for genocide and crimes against humanity, but they are still in power in Sudan and in positions that allow them to continue to perpetrate similar crimes. Although South Sudan gained its independence in July 2011, the government of Sudan continues its campaign of ethnic cleansing north of the border with South Sudan, in the Nuba Mountains of South Kordofan and Blue Nile State of Sudan. 43 The UN estimates that new government-sponsored violence and obstruction of aid has displaced 400,00044 civilians in South Kordofan and Blue Nile and killed thousands. Hundreds of thousands have scattered to safer terrain, but are suffering from near famine conditions and ongoing aerial and artillery bombardments by the Sudan Armed Forces and militias.45 The government of Sudan is employing the same method of attacks on civilians and systematic ethnic cleansing as it used earlier in Darfur and South Sudan. Although U.S. sanctions prevent American companies from operating in Sudan, many financial institutions continue to invest in one or more of the four foreign oil companies partnering with the government of Sudan and providing its primary source of revenue, thereby helping fund the government of Sudan's genocide. These four companies are PetroChina/CNPC46 (China), China Petroleum & Chemical Corporation/Sinopec47 (China), ONGC (India), and Petronas (Malaysia).48,49 Genocide-free investing is popular Genocide and crimes against humanity continue in Sudan Foreign oil companies, such as PetroChina/CNPC operate in Sudan and provide the primary source of income to the government January 29, 2013 Page 3

PetroChina, through its closely related parent, China National Petroleum Company (CNPC), is internationally recognized[50,51] as Sudan's largest partner in the oil industry which provides funds used by the government to commit genocide. In their responses to the shareholder proposals, the companies do not dispute PetroChina's connection to funding genocide. Numerous investment companies and governments have tried engaging with PetroChina over the last decade. These efforts have proven futile. For example, TIAA-CREF made a statement on January 4, 2010[52] indicating that it was terminating its fruitless efforts to engage with PetroChina and divesting its shares. The PetroChina example is a red flag highlighting the need for a clearer and more effective investment policy to avoid investments that fund genocide.

Large investments in PetroChina highlight the need for more effective policies

However, the companies' existing human rights and good governance policies do not result in avoiding investments in PetroChina. In fact, JPMorgan has continued to buy shares of PetroChina even after becoming aware of the connection. A December 13, 2012 filing[53] shows that the company held 1,488,726,803 H-shares of PetroChina worth $2 billion, a 25% increase over the company's reported[54] PetroChina share holdings as of September 14, 2011. Franklin Resources' filing[55] on December 31, 2011, shows the company held 1,479,642,253 H-shares of PetroChina, a 16% increase over the company's share holdings as of January 20, 2011.[56]

The companies emphasize[57] that they fully abide by the "letter and spirit" of U.S. government legal restrictions. However, through their investments in PetroChina, they undermine the objective of U.S. economic sanctions. Since 2002,[58] U.S. law[59] includes a provision that the "President should take all necessary and appropriate steps to deny the Government of Sudan access to oil revenues." President Bush's Executive Order #13412[60] explicitly prohibited "all transactions by United States persons relating to the petroleum or petrochemical industries in Sudan, including, but not limited to, oilfield services and oil or gas pipelines." Therefore, ExxonMobil is precluded from supporting the government of Sudan by helping to develop its oil industry, but JPMorgan and Franklin Resources each have more than a billion dollars invested in PetroChina, the publicly traded arm of CNPC that provides these same services to the government of Sudan.

The proposed policy is needed to align investments with shareholder values

The proposed investing policy is needed to align investments with shareholder values

Some might argue that there are other ways for shareholders to address concerns about the companies' investments. They might, for example, elect new directors or move their investments to another firm. The reality is that neither of these approaches are satisfactory alternatives for many investors.

In theory, an approach for addressing human rights concerns would be to hold directors of the fund accountable through the election of trustees. However replacing a majority of the trustees by shareholder action is an overly broad approach and has a remote chance of success. By contrast, the approach taken by the proposal is straightforward – it asks shareholders to support reasonable procedures to guide the firm's investment approach.

Investors need assistance making genocide-free investments

Investing elsewhere is also an unattractive option since investors face multiple hurdles when attempting, on their own, to make genocide-free investments. Few people research the details of their investments and banking relationships; they simply trust their investment company to make sound choices on their behalf. Individual investors who do attempt this research discover that it is a daunting task to determine which companies have ties to genocide, so that they can avoid those companies. Further

January 29, 2013 Investors Against Genocide Page 4

complicating the task are the facts that even “recent” reports of a company’s portfolio holdings are likely to be months out of date and individuals have no assurance that investment managers will not invest in the problem companies in the future. Only if management makes a commitment to genocide-free investing and implements supporting procedures can investors be confident that they are not inadvertently complicit in supporting genocide and crimes against humanity. No sound reasons prevent having a genocide-free investing policy The shareholder proposal focuses on a small, well defined, and non-controversial segment of the investing universe. It sets a very high bar for when action by management would be required, focusing only on companies that “substantially contribute to genocide or crimes against humanity.” These few companies are a tiny fraction of the universe of available investments, and Gary Brinson’s classic asset allocation study61 showed that avoiding a few companies need not have a significant effect on investment performance. Some might express concern that adopting such a proposal would lead to a “slippery slope” that would force the company to adopt divestment policies against inappropriate and unintended targets. However, the genocide-free investing proposal was carefully constructed to focus only on the most extreme human rights abuses, genocide62 and crimes against humanity,63 both of which are defined terms in international law, both of which are universally recognized as egregious human rights abuses, and neither of which applies to lesser order problems on the imagined “slippery slope.” Reasonable people may not agree on the definition of “socially responsible” and “ethical investing” but few want to invest in companies complicit in genocide. The proposal focuses on these few worst offenders. It gives management control and flexibility in defining the supporting procedures and in applying the procedures to particular companies by asking for a policy to address only companies “that, in management’s judgment, substantially contribute” to genocide or crimes against humanity. Implementing the genocide-free investing proposal can have a significant positive impact now and in the future. It is generally accepted that divestment pressure was critical in achieving positive change in South Africa.64 Similarly, many experts believe that divestment pressure helped end Sudan’s war against what is now South Sudan.65 The proposed genocide-free investment policy would have a positive effect, not only on current crises, but may also prevent future crises by limiting the interest in stock and bond offerings of companies tied to the most serious human rights abuses. Financial institutions, by instituting a simple investment policy, would exert their considerable influence to encourage companies to demonstrate good records regarding the most severe human rights problems. The proposal would not be overly difficult to implement, would allow flexibility for any businesses, and would not prevent the companies from assisting clients that choose to invest in genocide JPMorgan’s recommendation against the proposal66 states that the “vast majority” of its PetroChina shares are attributable to its custody business “where we do not own the shares outright but instead hold them for our customers” and that they trade Only a very few companies would be affected by the proposal The proposal sets a very high bar for action - companies that “substantially contribute to genocide or crimes against humanity” The proposal can have a significant positive impact now and in the future January 29, 2013 Page 5 them “only as directed by our customers.” While true, this argument glosses over the many opportunities the company has to guide and inform its investment decisions and those of its customers. In those cases where JPMorgan has influence, it can recommend genocide-free investments or at least provide information about the problem of investments tied to genocide and crimes against humanity. The proposed policy would not prevent the companies from assisting clients who knowingly choose to invest in companies funding genocide, but it would protect those who, against their values, are inadvertently doing so because of the companies’ decisions. Numerous respected organizations such as the Conflict Risk Network, MSCI (including KLD, ISS and Risk Metrics), Sustainalytics, IW Financial, and EIRIS are able to provide management with the research they need to identify problem companies. There may be disagreement among these sources about the full list of offenders but there is widespread agreement about the worst offenders. For example, every major organization that has taken action to avoid complicity in the Sudan genocide divested from PetroChina. By saying that management need take action only on those “substantially contributing” to genocide, the proposal makes it easy to focus on just these worst offenders. Therefore, identifying the few companies that “substantially contribute” to genocide or crimes against humanity is not a complex task. There is no need to invest in these few problem companies. Comparable investments can be found, even in index funds, since index funds need not invest in every security in the index in order to statistically track index performance. No sound financial, fiduciary, or legal reasons prevent the companies from having a genocide-free investment policy. Unlike JPMorgan and Franklin Resources, thirty states, more than 60 colleges, and numerous other financial firms, have already demonstrated the feasibility of taking strong action. TIAA-CREF has established a leadership position by articulating and implementing a clear policy on investments tied to genocide.67,68 Other large financial institutions, such as American Funds,69 Allianz’s NFJ, Berkshire Hathaway,70,71 and T. Rowe Price,72 have sold their complete holdings in oil companies involved with Sudan (though some have not publicly stated their reasons for so doing). The companies have full flexibility and control over how to define the details of the requested genocide-free investing policy. One way to implement the proposal would be to build procedures based on U.S. sanctions, so that they could rely on the U.S. government to identify the few countries warranting special consideration while focusing its own research on identifying the companies to be targeted. For example, the policy could seek to restrict investments in countries targeted by U.S. sanctions if: 1) the sanctions prevent U.S. companies from doing business or making investments in those countries, AND 2) the sanctions are due at least in part to serious human rights violations. Note that this approach would go further than what is required by U.S. law, since U.S. sanctions often limit operations of U.S companies, while rarely restricting foreign competitors from the same business. The US Department of the Treasury’s Office of Foreign Asset Control (OFAC) maintains and publishes the list and details of U.S. sanctions.73 Today, the only countries that meet these criteria would be Sudan, Burma, Iran, Ivory Coast, and Cuba. This list of sanctioned countries could then be used to identify companies that are funding and furthering government-sponsored human rights abuses through their commercial involvement. Service providers are able to identify the few problem companies Many asset managers are already avoiding investments tied to genocide The proposal allows management flexibility in how to implement, taking into account the range of its businesses January 29, 2013 Page 6

JPMorgan’s special commitments Many investors applaud JPMorgan for its environmental, social and governance (ESG) commitments, such as the company’s Human Rights Statement, signing the United Nations Environment Program Finance Initiative, adopting the Wolfsberg Principles, supporting the Extractive Industries Transparency Initiative, and adopting the United Nations Principles for Responsible Investing (UN PRI).74 As a signatory75 to the UN PRI,76 JPMorgan has agreed to: a) “incorporate ESG issues into investment analysis and decision-making processes” and b) “better align investors with broader objectives of society.” Given these significant commitments by JPMorgan, a company that prides itself on being “deeply committed to being good corporate citizens” and affirming that that commitment “is an essential part of what we do,”77 we believe that JPMorgan should make an effort to avoid investments connected to genocide and crimes against humanity. Franklin Resources’ special commitments Franklin Resources, known as Franklin Templeton Investments, proudly states78 on its website, “At Franklin Templeton Investments, we believe that being a good corporate citizen is good business.” It notes that the name of the firm was inspired by the ideas of Ben Franklin and quotes the Franklin motto, “Do well by doing good.”79 It further states, “integrity, trust and responsibility are essential to our continued success as a premier global investment management organization.”80 Franklin Resource also states, “We recognize that human rights, environmental, social and governance issues have the potential to affect the performance of an investment and, therefore, believe that consideration of these issues should be incorporated into mainstream investment analysis and decision-making processes.”81 We agree with these values, which is why we believe that Franklin Resources should make an effort to avoid investments connected to genocide and crimes against humanity. Franklin Resources’ recommendation against the proposal82 states that “fostering economic and business development through investment can often help in achieving reforms.” We agree that may sometimes be the case. However, it is a surprising assertion to make regarding the genocidal regime in Sudan that has resisted international condemnation for 10 years and continues its genocide and crimes against humanity in Darfur and recently in the Nuba Mountains of South Kordofan and Blue Nile states. Conclusion JPMorgan Chase and Franklin Resources have been slow to adjust their investment policies in response to the well known and much publicized genocide in Sudan. The “genocide-free” shareholder proposal asks the companies to begin to make a reasonable effort “to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.” Acting The proposal is consistent with JPMorgan’s endorsement of the UN Principles for Responsible Investing The proposal is consistent with Franklin Resources stated values January 29, 2013 Page 7 now, on this extreme situation will prepare the company to address humanitarian crises that may appear in the future. Some investors believe that, in general, they should not support prescriptive shareholder proposals. However, in the face of long-term ongoing genocide and the companies’ continuing practice of holding large investments tied to genocide, we believe that the 2013 proposal deserves support. In conclusion: • The proposal is in line with the wishes of the vast majority of Americans who want to avoid investments with ties to genocide. • The companies’ current polices are not adequately addressing the issue. • The proposal allows management flexibility about how to implement the proposal, taking into account the range of its businesses and fact-specific evaluations of companies and crises. • The proposal is consistent with the objectives and the spirit of U.S. economic sanctions in Sudan. • The proposal is consistent with the stated values of the JPMorgan Chase and Franklin Resources and with the statements of their respective CEOs. About Investors Against Genocide Investors Against Genocide is a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Investors Against Genocide is staffed by volunteers and is a project of the Massachusetts Coalition to Save Darfur Inc., a 501(c)(3) non-profit charitable organization, incorporated in the state of Massachusetts. The genocide-free investing proposal deserves support and is needed to change existing investment policies at JPMorgan and Franklin Resources January 29, 2013 Page 8

Genocide-free Investing: Full text of the shareholder proposal at JPMorgan Chase WHEREAS: We believe that: 1. Investors do not want their investments to help fund genocide. a) While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide. b) KRC Research’s 2010 study showed 88% of respondents want their mutual funds to be genocide-free. c) Millions of investors have voted for genocide-free investing proposals similar to this one, submitted by supporters of Investors Against Genocide, despite active management opposition. d) In 2012, a genocide-free investing proposal passed decisively, 59.2% to 10.8% with 29.9% abstaining. 2. JPMorgan exercises investment discretion over its own assets and, through investment management contracts, the funds it manages. 3. The example of PetroChina shows that current policies inadequately support genocide-free investing because JPMorgan and funds it manages: a) Are large shareholders of PetroChina, reporting beneficial ownership of 1,270,814,386 shares, worth $1.6 billion, on October 9, 2012. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan's largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity. b) Claims its “business practices reflect our support and respect for the protection of fundamental human rights and the prevention of crimes against humanity" and use "extensive risk management processes and procedures to consider human rights,” yet continues to increase holdings of PetroChina years after learning of PetroChina’s connection to genocide, an inherent risk factor. c) Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry. 4. Individuals owning JPMorgan and its funds, may inadvertently be invested in companies that help support genocide. With no policy preventing these investments, JPMorgan may increase holdings in problem companies without warning. 5. As a signatory to the UN Principles for Responsible Investment, JPMorgan agrees to: a) “incorporate ESG issues into investment analysis and decision-making processes” and b) “better align investors with broader objectives of society.” Therefore, JPMorgan should seek to avoid investments connected to genocide. 6. No sound reasons prevent having a genocide-free investing policy because: a) Ample alternative investments exist. b) Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study. c) Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies. d) Management can easily obtain independent assessments to identify companies connected to genocide. e) Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina. RESOLVED: Shareholders request that the Board institute transparent procedures to avoid holding or recommending investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed. In the rare case that the company’s duties as an advisor require holding these investments, the procedures should provide for prominent disclosure to help shareholders avoid unintentionally holding such investments. January 29, 2013 Page 9

Genocide-free Investing: Full text of the shareholder proposal at Franklin Resources WHEREAS: We believe that: 1. Investors do not want their investments to help fund genocide. a) While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide. b) KRC Research’s 2010 study showed 88% of respondents want their mutual funds to be genocide-free. c) Millions of investors have voted for genocide-free investing proposals similar to this one, submitted by supporters of Investors Against Genocide, despite active management opposition. d) In 2012, a genocide-free investing proposal passed decisively, 59.2% to 10.8% with 29.9% abstaining. 2. Franklin Resources, Inc. exercises investment discretion over its own assets and, through investment management contracts, those of Franklin and Templeton mutual funds. 3. The example of PetroChina shows that current policies do not adequately support genocide-free investing because Franklin Resources and the funds it manages: a) Are large shareholders of PetroChina, reporting beneficial ownership of 1,479,642,253 shares (7% of the class outstanding) as of December 31, 2011. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan’s largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity. b) Claim to consider “social and political issues in their risk assessment of individual fund holdings,” but maintained large holdings of PetroChina long after being made aware of PetroChina's connection to genocide, an inherent risk factor. c) Excused holding PetroChina by saying "engagement is better than departure" while providing no evidence of effective engagement. d) Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry. 4. Individuals, through ownership of shares of Franklin Resources and its funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Franklin Resources may at any time add or increase holdings in problem companies. 5. No sound reasons prevent having a genocide-free investing policy because: a) Ample alternative investments exist. b) Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study. c) Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies. d) Management can easily obtain independent assessments to identify companies connected to genocide. e) Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina. f) Investor action can influence foreign governments, as in South Africa. Similar action on Talisman Energy helped end the conflict in South Sudan. RESOLVED: Shareholders request that the Board institute transparent procedures to avoid holding or recommending investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed. In the rare case that the company’s duties as an advisor require holding these investments, the procedures should provide for prominent disclosure to help shareholders avoid unintentionally holding such investments. January 29, 2013 Page 10

Genocide-free Investing: Endnotes 1 T. Rowe Price voting on 2012 JPMorgan proxy ballot - http://www.sec.gov/Archives/edgar/data/1462712/000120677412003782/lcf_811-22293.htm, http://www.sec.gov/Archives/edgar/data/923084/000120677412003766/psc_811-07173.htm, http://www.sec.gov/Archives/edgar/data/313212/000120677412003769/inteq_811-02958.htm, http://www.sec.gov/Archives/edgar/data/706211/000120677412003765/gif_811-03566.htm, http://www.sec.gov/Archives/edgar/data/1019286/000120677412003806/fsf_811-07749.htm, http://www.sec.gov/Archives/edgar/data/858581/000120677412003772/ifc_811-05986.htm, http://www.sec.gov/Archives/edgar/data/927845/000120677412003825/val_811-07209.htm, http://www.sec.gov/Archives/edgar/data/894024/000120677412003819/dgf_811-07055.htm, http://www.sec.gov/Archives/edgar/data/902259/000120677412003775/bcg_811-07059.htm, http://www.sec.gov/Archives/edgar/data/918294/000120677412003764/eqs_811-07143.htm, http://www.sec.gov/Archives/edgar/data/1012968/000120677412003813/ief_811-07639.htm, http://www.sec.gov/Archives/edgar/data/931151/000120677412003776/cof_811-07225.htm, http://www.sec.gov/Archives/edgar/data/852254/000120677412003771/iief_811-05833.htm, http://www.sec.gov/Archives/edgar/data/793347/000120677412003770/caf_811-04519.htm, http://www.sec.gov/Archives/edgar/data/871839/000120677412003824/bal_811-06275.htm, http://www.sec.gov/Archives/edgar/data/775688/000120677412003795/eif_811-04400.htm 2 CalPERS voting on 2012 JPMorgan proxy ballot - http://www.calpers-governance.org/proxyvoting/proxy/proxy-results?ticker=jpm&company=&proxysearch=Search 3 CalSTRS voting on 2012 JPMorgan proxy ballot - https://viewpoint.glasslewis.net/GlassLewisWebDisclosure/webdisclosure/search.aspx?glpcustuserid=CAL090&WDFund GroupID=1303 4 State of Connecticut Retirement Plans and Trust Funds voting on 2012 JPMorgan proxy ballot - - http://www.state.ct.us/ott/PDFs/Proxyvotesum2qtr2012.pdf 5 Florida State Board of Administration voting on 2012 JPMorgan proxy ballot - http://www.sbafla.com/fsb/portals/Internet/CorpGov/ProxyVoting/20120706_VoteSummaryReportAgendaLevel.pdf 6 Email correspondence with NYC Comptroller's Office on NYCERS voting on 2012 JPMorgan proxy ballot, March 12, 2012 7 New York State Common Retirement Fund voting on 2012 JPMorgan proxy ballot, article by Responsible Investing, May 8, 2012 - http://www.responsible-investor.com/home/article/iag_jpm_proposal/ 8 Email correspondence with STRS Ohio, May 2, 2012 9 AFSCME voting on 2012 JPMorgan proxy ballot - http://www.afscme.org/issues/pension-security/resources/afscme- pension-plan-proxy-voting-information 10 ING Emerging Countries proxy voting results from June 28, 2012 - http://www.sec.gov/Archives/edgar/data/895430/000117152012001135/ex99-77c.htm 11 “2012 Report on Sustainable and Responsible Investing Trends in the United States,” Forum for Sustainable and Responsible Investment website, accessed January 27, 2013 - http://ussif.org/news/releases/pressrelease.cfm?id=196 12 Franklin Resources beneficial ownership of PetroChina as of December 31, 2011 - http://www.sec.gov/Archives/edgar/data/1108329/000003877712000098/petr11a1.htm 13 JPMorgan Chase ownership of PetroChina as of December 13, 2012 - http://sdinotice.hkex.com.hk/di/NSForm2.aspx?fn=199983 14 Fidelity Funds proxy voting on March 19, 2008 - http://www.sec.gov/Archives/edgar/data/320351/000003531509000083/q77c_votingmatters2.htm, http://www.sec.gov/Archives/edgar/data/320351/000081911808000011/q77c_voting-matters.htm, http://www.sec.gov/Archives/edgar/data/225322/000022532209000001/main.htm 15 Fidelity Funds proxy voting on April 16, 2008 - http://www.sec.gov/Archives/edgar/data/744822/000087846708000057/q77c_proxyvoting.htm, http://www.sec.gov/Archives/edgar/data/205323/000031188408000006/main.htm 16 Fidelity Funds proxy voting on May 14, 2008 - http://www.sec.gov/Archives/edgar/data/35341/000087846708000068/q77c-votingresults.htm, http://www.sec.gov/Archives/edgar/data/24238/000002423808000038/q77pvr.htm, http://www.sec.gov/Archives/edgar/data/275309/000087866208000039/q77c_votingmatters2.htm, http://www.sec.gov/Archives/edgar/data/81205/000008120508000015/main.htm, http://www.sec.gov/Archives/edgar/data/754510/000075451008000018/main.htm January 29, 2013 Page 11

Genocide-free Investing: Endnotes 17 Fidelity Funds proxy voting on June 18, 2008 - http://www.sec.gov/Archives/edgar/data/61397/000006139708000012/q77c_votingmatters.htm, http://www.sec.gov/Archives/edgar/data/707823/000088019508000125/q77c_votingmatters.htm 18 Fidelity Funds proxy voting on July 15, 2009 - http://www.sec.gov/Archives/edgar/data/278001/000072257410000024/main.htm, http://www.sec.gov/Archives/edgar/data/354046/000130345909000016/main.htm, http://www.sec.gov/Archives/edgar/data/35315/000072257409000226/main.htm 19 Fidelity Funds proxy voting on August 14, 2009 - http://www.sec.gov/Archives/edgar/data/880195/000006139709000018/q77c_votingmatters.htm 20 Vanguard Funds proxy voting on July 2, 2009 - http://www.sec.gov/Archives/edgar/data/106444/000093247109001679/vfisf0909votingresults.txt, http://www.sec.gov/Archives/edgar/data/734383/000093247109001678/vsp0909votingresults.txt, http://www.sec.gov/Archives/edgar/data/752177/000093247109001855/chesterfunds1109proxyresults.txt, http://www.sec.gov/Archives/edgar/data/36405/000093247110001494/indexfinal.htm, http://www.sec.gov/Archives/edgar/data/34066/000093247110000014/explorerfinal.htm, http://www.sec.gov/Archives/edgar/data/736054/000093247109002129/starfinal.htm, http://www.sec.gov/Archives/edgar/data/107606/000093247109002130/windsorfinal.htm, http://www.sec.gov/Archives/edgar/data/857489/000093247109002118/intlequityindexfinal.htm, http://www.sec.gov/Archives/edgar/data/826473/000093247109001910/fenwayfinal.htm, http://www.sec.gov/Archives/edgar/data/52848/000093247109001798/worldfinal.htm, http://www.sec.gov/Archives/edgar/data/891190/000093247109001774/admiralfundsfinal.htm, http://www.sec.gov/Archives/edgar/data/106830/000093247109001775/moneymarketfinal.htm, http://www.sec.gov/Archives/edgar/data/225997/000093247110003582/municipalbondsfinal_amended.htm 21 Putnam Funds proxy voting on November 19, 2009 - http://www.sec.gov/Archives/edgar/data/81280/000086939210000048/shrmtg007.txt, http://www.sec.gov/Archives/edgar/data/914209/000086939210000071/shrmtgvotes.txt 22 American Funds proxy voting on November 24, 2009 - http://www.sec.gov/Archives/edgar/data/39473/000005193110000138/fi_77c.htm, http://www.sec.gov/Archives/edgar/data/770161/000005193110000261/gvt_77c.htm, http://www.sec.gov/Archives/edgar/data/1454975/000005193110000356/mmf_77c.htm, http://www.sec.gov/Archives/edgar/data/811968/000005193110000382/cib_77c.htm, http://www.sec.gov/Archives/edgar/data/1073330/000005193110000383/nwf_77c.htm, http://www.sec.gov/Archives/edgar/data/5506/000005193110000381/amf_77c.htm, http://www.sec.gov/Archives/edgar/data/1454975/000005193110000356/mmf_77c.htm, http://www.sec.gov/Archives/edgar/data/71516/000005193110000357/npf_77c.htm, http://www.sec.gov/Archives/edgar/data/44201/000005193110000260/gfa_77c.htm, http://www.sec.gov/Archives/edgar/data/50013/000005193110000234/ifa_77c.htm, http://www.sec.gov/Archives/edgar/data/719603/000005193110000361/eupac_ncsr.htm, http://www.sec.gov/Archives/edgar/data/4405/000005193110000283/amcap_ncsr.htm, http://www.sec.gov/Archives/edgar/data/13075/000005193110000143/bfa_ncsr.htm, http://www.sec.gov/Archives/edgar/data/4568/000005193110000142/ambal_ncsr.htm, http://www.sec.gov/Archives/edgar/data/51931/000005193110000146/ica_ncsr.htm, http://www.sec.gov/Archives/edgar/data/894005/000005193110000027/wgi_ncsr.htm, http://www.sec.gov/Archives/edgar/data/104865/000010486509000042/ncsr103109.htm 23 Fidelity Blue Chip Value Fund proxy voting results from May 14, 2008 - http://www.sec.gov/Archives/edgar/data/754510/000075451008000019/q77c_votingmatters.htm 24 JPMorgan proxy voting results from 2012 - http://www.sec.gov/Archives/edgar/data/19617/000001961712000243/annualmeetingvoteresults.htm, and from 2011 - http://www.sec.gov/Archives/edgar/data/19617/000119312511147936/d8k.htm 25 Institutional owners of JPM stock as reported on Yahoo Finance, accessed on March 6, 2012 - http://finance.yahoo.com/q/mh?s=JPM+Major+Holders 26 ING Emerging Countries proxy voting results from June 28, 2012 - http://www.sec.gov/Archives/edgar/data/895430/000117152012001135/ex99-77c.htm 27 http://www.investorsagainstgenocide.org/iag/files/KRC-research-results-from-2010-and-2007.pdf January 29, 2013 Page 12

Genocide-free Investing: Endnotes 28 Ibid. 29 Ibid., research results from the 2007 KRC study, page 3 30 Ibid., research results from the 2010 KRC study, page 2 31 Ibid., research results from the 2010 KRC study, page 2 32 Ibid., research results from the 2007 KRC study, page 4 33 “2012 Report on Sustainable and Responsible Investing Trends in the United States,” Forum for Sustainable and Responsible Investment website, accessed January 27, 2013 - http://ussif.org/news/releases/pressrelease.cfm?id=196 34 “States that divested from Sudan” webpage accessed March 16, 2012 - http://www.investorsagainstgenocide.org/states- that-divested-from-sudan/ 35 “Colleges and universities that divested from Sudan” webpage accessed March 16, 2012 - http://www.investorsagainstgenocide.org/colleges-and-universities-that-divested-from-sudan 36 http://www.govtrack.us/congress/bill.xpd?bill=s110-2271 37 “Giuliani, Edwards Discover Darfur-Related Holdings” on Fox News, May 18, 2007 - http://www.foxnews.com/story/0,2933,273787,00.html 38 “Obama Sells Investment With Link to Sudan” in the Wall Street Journal, May 17, 2007 - http://blogs.wsj.com/washwire/2007/05/16/obama-sells-investment-with-link-to-sudan/ 39 “McCain Urges Sudan Divestment -- After Wife Dumps Her Holdings” on ABC News, May 15, 2008 - http://abcnews.go.com/Blotter/story?id=4861297 40 November 30, 2010 hearing - http://financialservices.house.gov/Calendar/EventSingle.aspx?EventID=231895 41 “UUA Moves Retirement Plan from Fidelity to TIAA-CREF,” May 21, 2010 - http://www.uua.org/news/newssubmissions/165466.shtml 42 http://www.investorsagainstgenocide.org/news/ 43 "Under Siege: Indiscriminate Bombing and Abuses in Sudan’s Southern Kordofan and Blue Nile States," December 11, 2012, accessed January 28, 2013 - http://www.hrw.org/reports/2012/12/11/under-siege 44 “US condemns Sudan military bombing in South Sudan,” Sudan Tribune, February 3, 2012 - http://www.sudantribune.com/US-condemns-Sudan-military-bombing,41503 45 "Khartoum continues remorseless attempts to ethnically cleanse Southern Kordofan (Nuba Mountains) and Blue Nile with impunity," Sudan Tribune, January 18, 2013 - http://www.sudantribune.com/spip.php?article45219 46 “PetroChina, CNPC and Sudan: Perpetuating Genocide,”Sudan Divestment Task Force, April 15, 2007 - http://www.investorsagainstgenocide.org/iag/files/PetroChina_CNPC_Sudan.pdf, “The Detrimental Presence of PetroChina/CNPC in Sudan,”Sudan Divestment Task Force, July 26, 2007 - http://www.investorsagainstgenocide.org/iag/files/petrochina_cnpc_addendum.pdf 47 “Statement on Sinopec divestment” in the Harvard University Gazette, March 23, 2006 - http://www.news.harvard.edu/gazette/2006/03.23/02-divest.html 48 “An Analysis of Select Companies’ Operations in Sudan,” February 24, 2006 - http://www.jewishworldwatch.org/advocate/pdf/Yale_Lowenstein_Report.pdf 49 "Sudan, Oil, and Human Rights" by Human Rights Watch, November 25, 2003, accessed January 28, 2013 - http://www.hrw.org/reports/2003/11/24/sudan-oil-and-human-rights-0 50 “World’s third largest pension fund divests from PetroChina,” January 25, 2012 - http://globalcompactcritics.blogspot.com/2012/01/worlds-third-largest-pension-fund_25.html 51 “PetroChina, CNPC and Sudan: Perpetuating Genocide,” Sudan Divestment Task Force, April 15, 2007 - http://www.investorsagainstgenocide.org/iag/files/PetroChina_CNPC_Sudan.pdf 52 " TIAA-CREF Statement on Former Holdings in Companies with Ties to Sudan," January 4, 2010, accessed January 28, 2013 - http://www1.tiaa-cref.org/public/about/press/about_us/releases/pressrelease313.html 53 http://sdinotice.hkex.com.hk/di/NSForm2.aspx?fn=199983 54 http://sdinotice.hkex.com.hk/di/NSForm2.aspx?fn=168714 55 http://www.sec.gov/Archives/edgar/data/1108329/000003877712000098/petr11a1.htm 56 http://sdinotice.hkex.com.hk/di/NSForm2.aspx?fn=152750 57 JPMorgan Chase statement of opposition in 2012 proxy statement - http://www.sec.gov/Archives/edgar/data/19617/000001961712000185/jpmc2012proxystatement.htm 58 Sudan Peace Act of 2002 - http://www.state.gov/documents/organization/19897.pdf 59 Title 50, section 1701, page 299 - http://www.gpo.gov/fdsys/pkg/USCODE-2009-title50/pdf/USCODE-2009-title50- chap35-sec1701.pdf January 29, 2013 Page 13

Genocide-free Investing: Endnotes 60 Executive Order 13412 of October 13, 2006, "Blocking Property of and Prohibiting Transactions With theGovernment of Sudan" - http://edocket.access.gpo.gov/2006/pdf/06-8769.pdf 61 Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower, “Determinants of Portfolio Performance,” The Financial Analysts Journal, July/August 1986 62 “Convention on the Prevention and Punishment of the Crime of Genocide,” Office of the UN High Commissioner for Human Rights - http://www2.ohchr.org/english/law/genocide.htm 63 “Rome Statute of the International Criminal Court,” Article 7 - http://untreaty.un.org/cod/icc/statute/romefra.htm 64 http://en.wikipedia.org/wiki/Disinvestment_from_South_Africa 65 “Divestment and Sudan,” in The Nation, May 8, 2006 - http://www.thenation.com/article/divestment-and-sudan 66 JPMorgan statement of opposition for 2012 proxy ballot, SEC filing of April 4, 2012 - http://www.sec.gov/Archives/edgar/data/19617/000001961712000185/jpmc2012proxystatement.htm 67 “TIAA-CREF’s Policy on Investment in Companies with Ties to Sudan,” March 26, 2009, accessed January 28, 2013 - http://www1.tiaa-cref.org/public/about/news/gen0903_170.html 68 TIAA-CREF Policy Statement on Corporate Governance,6th Edition, Section V.B.2 Human Rights, pages 26-27, accessed January 28, 2013 - https://www.tiaa-cref.org/public/pdf/pdf/governance_policy1.pdf 69 “American Funds Sells PetroChina as Rights Group Claims Victory,” February 17, 2010 - http://www.bloomberg.com/apps/news?pid=newsarchive&sid=aLp1L1BWx64c&pos=7 70 “Buffett’s PetroChina Sale,” Wall Street Journal, October 12, 2007 - http://online.wsj.com/article_email/SB119214767060856721-lMyQjAxMDE3OTEyMjExNDI3Wj.html 71 “Buffet’s PetroChina sale pleases activists, investors alike,” Market Watch, September 14, 2007 - http://www.marketwatch.com/story/buffetts-petrochina-sale-pleases-activists-investors-alike 72 T. Rowe Price “Policy Statement on Corporate Responsibility,” accessed March 6, 2012 - http://corporate.troweprice.com/ccw/home/ourCompany/corporateResponsibility.do 73 U.S. Department of the Treasury, OFAC Sanctions Programs and Country Information - http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx 74 JPMorgan webpage on "Human Rights," accessed January 28, 2013 - http://www.jpmorganchase.com/corporate/Corporate-Responsibility/human-rights.htm 75 Signatories to the Principles for Responsible Investment, accessed March 3, 2012 - http://www.unpri.org/signatories/ 76 UN Principles for Responsible Investing, accessed March 3, 2012 - http://www.unpri.org/principles/ 77 JPMorgan CEO Jamie Dimon, quoted on the company website, accessed January 27, 2013 - http://www.jpmorgan.com/pages/jpmorgan/about/responsibility 78 Franklin Resources statement on Corporate Citizenship, accessed January 27, 2013 - https://www.franklintempleton.com/corp/pages/carousel/about_us/corpCitizenship.jsf 79 Franklin Templeton Investments President and CEO Gregory E. Johnson, “Message from the CEO,” quoted on the company website, accessed January 27, 2013 - https://www.franklintempleton.com/corp/pages/carousel/about_us/corpCitizenship.jsf 80 Ibid. 81 Franklin Resources statement of opposition for 2013 proxy ballot, SEC filing as of January 24, 2013 - http://www.sec.gov/Archives/edgar/data/38777/000119312513021756/d427002ddef14a.htm 82 Ibid. * Cover photo courtesy of Mia Farrow, Darfuri women displaced to IDP camps after the destruction of their villages. January 29, 2013 Page 14

ABOUT MASSACHUSETTS COALITION TO SAVE DARFUR, INC.

Massachusetts Coalition to Save Darfur, Inc. is a qualified tax-exempt 501(c)(3) corporation. Investors Against Genocide is staffed by volunteers and is a project of the Massachusetts Coalition to Save Darfur, Inc. The Massachusetts Coalition to Save Darfur, Inc., its officers and directors, their family members, and affiliates, taken together, own less than 3,000 shares of JPMorgan Chase & Co. (NYSE: JPM). The Massachusetts Coalition to Save Darfur, Inc. and its project, Investors Against Genocide, are supporting the proponent of the 'genocide-free investing' shareholder proposal in the 2013 JPMorgan Chase & Co. proxy statement.

IMPORTANT INFORMATION

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES FROM SHAREHOLDERS FOR USE AT THE 2013 JPMORGAN CHASE & CO. ANNUAL WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY PARTICIPATION. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE, ALONG WITH OTHER RELEVANT DOCUMENTS, AT NO CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE AT HTTP://WWW.SEC.GOV OR HTTP://INVESTOR.SHAREHOLDER.COM/JPMORGANCHASE/ANNUAL.CFM.